UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 25, 2019*

Spirits Time International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 399-3632

(Former Name or Former Address, if Changed Since Last Report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

*  The date of this report is indicated to be April 25, 2019, provided, however, that default claimed hereunder may be deemed to have occurred on or about December 23, 2018.

Background

On September 24, 2018, the Company entered into a Securities Purchase Agreement (the "Auctus Securities Purchase Agreement") under which it sold a Senior Secured Convertible Promissory note in an aggregate principal amount of $300,000.00 (the "Auctus Note") to Auctus Fund, LLC ("Auctus"). The principal amount of the Note accrues interest at the rate of 10% per annum. The Note calls for default interest at the rate of 24% per annum. The maturity date of the Note is September 24, 2019.  The Note is secured by all of the assets of the Company.  Auctus has the option to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the Auctus Note into shares of the Company's common stock at the Auctus Conversion Price.  The Auctus Conversion Price, subject to the adjustments described in the Auctus Note, shall equal the lesser of:

(i) 50% multiplied by the lowest Trading Price (as defined in the Auctus Note) (representing a discount rate of 50%) during the previous twenty-five (25) Trading Day period ending on the latest complete Trading Day (as defined in the Auctus Note) prior to the date of the Note, and

(ii) the Variable Conversion Price (as defined in the Auctus Note herein) (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events).  The “Variable Conversion Price” shall mean 50% multiplied by the Market Price (as defined in the Auctus Note) (representing a discount rate of 50%)

The Note provides that the conversion price may be adjusted downward upon the occurrence of certain events or the failure of certain events to occur.

The Auctus Note contains provisions relating to events and actions that, if to occur or not occur, would result in an Event of Default under the Auctus Note.  One Event of Default is as follows:

The Company fails to (i) file a registration statement covering the  Auctus (or a successor holder’s (“Holder”) resale of all of the shares underlying the Auctus Note (the “Registration Statement”) within ninety (90) days following the Issue Date (as defined in the Auctus Note), (ii) cause the Registration Statement to become effective within one hundred ninety (190) days following the Issue Date, (iii) cause the Registration Statement to remain effective until the Note is satisfied in full, (iv) comply with the Registration Rights Agreement between the Company and Holder entered into in connection with the issuance of this Note, or (v) immediately amend the Registration Statement or file a new Registration Statement (and cause such Registration Statement to become immediately effective) if there are no longer sufficient shares registered under the initial Registration Statement for the Holder’s resale of all of the shares underlying the Note.

Under the Auctus loan documents the registration statement for the shares underlying the Auctus Note was required to be filed by the Company on or about December 23, 2018.  The Company did not file the required registration statement on that date.  Subsequent to December 23, 2018, the Company had communication with Auctus in connection with a potential agreed upon delay in the filing of the registration statement, but no written agreement relating to a waiver or forbearance was entered into by the Company and Auctus.

Notification of Default

On April 25, 2019, the Company received a demand letter from Auctus’s legal counsel that stated, among other things, that the Company has defaulted on the Auctus Note pursuant to:

•

Sections 2.8 (Non-circumvention);

•

3.1 (Failure to pay Principal or interest - acceleration);

•

3.4 (Breach of Agreements and Covenants – Sections 2.8 of the Note – (Non-circumvention); and

•

3.5 (Breach of Representations and Warranties – Section 3(g) (SEC Documents; Financial Statements) of that certain Securities Purchase Agreement (the “SPA”) by and between the Company and Auctus dated September 24, 2018; and 3.25 (Failure to Register) (this is not an exhaustive delineation of potential breaches).

The demand letter further stated that as a result of such breaches and the default remedy provisions of the Note set forth therein at pages 20 and 21 thereof, as of April 25, 2019, the Company, owes Auctus at least $490,767.12 calculated as follows:

Outstanding Principal $300,000.00 + accrued Interest of $12,178.08 + $0.00 of Default interest + $15,000.00 liquidated damages relating back to the Note issuance date for breach of Section 3.1 + 50% liquidated damages of $163,589.04 for default under Sections other than Section 3.2.

Other Matters

Going Concern.  The Report of Independent Registered Public Accounting Firm on the Company’s 2018 audited financial statements addresses an uncertainty about the Company’s ability to continue as a going concern, indicating that the Company has incurred losses since its inception and has no on-going operations.  The report further indicates that these factors raise substantial doubt about the Company’s ability to continue as a going concern. This Report and the Company’s financial statements related thereto are contained in the Company’s Form 10-K for the year ended December 31, 2018.

Financial Condition.  The Company does not have the financial resources to currently repay the Auctus Note and damages claimed by Auctus.

Registration Statement.  The Company currently intends to file a registration statement covering the shares of common stock underlying the Auctus Note in the next 30 days.  The filing of the registration statement will not cure the defaults claimed by Auctus unless Auctus waives such defaults.  The Company has no reason to believe that Auctus will waive such claimed defaults.

Uncertainty of Outcome.  The Company has communicated with Auctus regarding the matters described in this Form 8-K but is unable to predict whether it will be able to enter into a workable resolution with Auctus.  If not, Auctus could commence collection action against the Company and seek to foreclose on the Company’s assets and seek other remedies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: May 1, 2019

SPIRITS TIME INTERNATIONAL, INC.

 By: /s/ Mark A. Scharmann

Mark A. Scharmann, President

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